THE PRUDENTIAL SERIES FUND, INC.
--------------------------------------------------------------------------------


                       CONSERVATIVE BALANCED PORTFOLIO            PROSPECTUS
                         DIVERSIFIED BOND PORTFOLIO
                              EQUITY PORTFOLIO                SEPTEMBER 15, 2000
                           EQUITY INCOME PORTFOLIO
                         FLEXIBLE MANAGED PORTFOLIO
                              GLOBAL PORTFOLIO
                          HIGH YIELD BOND PORTFOLIO
                           MONEY MARKET PORTFOLIO
                        PRUDENTIAL JENNISON PORTFOLIO
                            STOCK INDEX PORTFOLIO
                   SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                          SP DAVIS VALUE PORTFOLIO
                  SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                        SP PIMCO HIGH YIELD PORTFOLIO
                       SP PIMCO TOTAL RETURN PORTFOLIO
                      SP SMALL/MID CAP VALUE PORTFOLIO

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                                             [LOGO]

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

      1      RISK/RETURN SUMMARY

      1      Investment Objectives and Principal Strategies
      6      Principal Risks
      9      Evaluating Performance


     19      HOW THE PORTFOLIOS INVEST


     19      INVESTMENT OBJECTIVES AND POLICIES

     19      Conservative Balanced Portfolio
     20      Diversified Bond Portfolio
     22      Equity Portfolio
     22      Equity Income Portfolio
     23      Flexible Managed Portfolio
     24      Global Portfolio
     25      High Yield Bond Portfolio
     26      Money Market Portfolio
     27      Prudential Jennison Portfolio
     28      Stock Index Portfolio
     28      SP Alliance Large Cap Growth Portfolio
     30      SP Davis Value Portfolio
     31      SP INVESCO Small Company Growth Portfolio
     32      SP PIMCO High Yield Portfolio
     33      SP PIMCO Total Return Portfolio
     35      SP Small/Mid Cap Value Portfolio


     36      OTHER INVESTMENTS AND STRATEGIES

     36      ADRs
     36      Convertible Debt and Convertible Preferred Stock
     36      Derivatives
     36      Dollar Rolls
     37      Forward Foreign Currency Exchange Contracts
     37      Futures
     37      Interest Rate Swaps
     37      Joint Repurchase Account
     37      Loan Participations
     37      Mortgage-related Securities
     38      Options
     38      Real Estate Investment Trusts
     38      Repurchase Agreements
     38      Reverse Repurchase Agreements
     38      Short Sales
     38      Short Sales Against-the-Box
     38      When-issued and Delayed Delivery Securities


     39      HOW THE FUND IS MANAGED

     39      Board of Directors
     39      Investment Adviser
     40      Investment Sub-Advisers
     40      Portfolio Managers

     46      HOW TO BUY AND SELL SHARES OF THE FUND

     47      Net Asset Value
     48      Distributor


     48      OTHER INFORMATION

     48      Federal Income Taxes
     48      European Monetary Union
     48      Monitoring for Possible Conflicts


    F-1      FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus is for use with the accompanying variable universal life insurance contract (the Contract) and describes only those portfolios of THE PRUDENTIAL SERIES FUND, INC. (the Fund) that are available for investment through that Contract. This prospectus should be read together with the current prospectus for the Contract.

The Fund is a diversified, open-end investment management company -- commonly known as a mutual fund. Sixteen of the Fund's thirty seven portfolios (the Portfolios) are available under the Contract:

CONSERVATIVE BALANCED PORTFOLIO        PRUDENTIAL JENNISON PORTFOLIO

DIVERSIFIED BOND PORTFOLIO             STOCK INDEX PORTFOLIO

EQUITY PORTFOLIO                       SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

EQUITY INCOME PORTFOLIO                SP DAVIS VALUE PORTFOLIO

FLEXIBLE MANAGED PORTFOLIO             SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

GLOBAL PORTFOLIO                       SP PIMCO HIGH YIELD PORTFOLIO

HIGH YIELD BOND PORTFOLIO              SP PIMCO TOTAL RETURN PORTFOLIO

MONEY MARKET PORTFOLIO                 SP SMALL/MID CAP VALUE PORTFOLIO

The following section highlights key information about each Portfolio. Additional information follows this summary and also is provided in the Fund's Statement of Additional Information (SAI).


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms "company risk," "credit risk," "derivatives risk," "foreign investment risk," "high yield risk," "interest rate risk," "leveraging risk," "liquidity risk," "management risk," "market risk," and "mortgage risk" in the section on Principal Risks, on page 6. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success. You can lose money by investing in a portfolio.


CONSERVATIVE BALANCED PORTFOLIO

The Portfolio's investment objective is TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


DIVERSIFIED BOND PORTFOLIO

The Portfolio's investment objective is a HIGH LEVEL OF INCOME OVER A LONGER TERM WHILE PROVIDING REASONABLE SAFETY OF CAPITAL. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in higher-grade debt obligations and high-quality money market investments. We may also purchase U.S. dollar denominated securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


EQUITY PORTFOLIO

The Portfolio's investment objective is CAPITAL APPRECIATION. To achieve our objective, we invest primarily in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


EQUITY INCOME PORTFOLIO

The Portfolio's investment objective is both CURRENT INCOME AND CAPITAL APPRECIATION. To achieve our objective, we invest primarily in common stocks and convertible securities that we believe provide good prospects for returns above those of the Standard & Poor's 500 Index (S&P 500) or the NYSE Composite Index. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


FLEXIBLE MANAGED PORTFOLIO

The Portfolio's investment objective is a HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may also invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


GLOBAL PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


HIGH YIELD BOND PORTFOLIO

The Portfolio's investment objective is A HIGH TOTAL RETURN. In pursuing our objective, we invest primarily in high-yield/high-risk debt securities. Such securities have speculative characteristics and generally are riskier than higher-rated securities. In addition, the Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


MONEY MARKET PORTFOLIO

The Portfolio's investment objective is MAXIMUM CURRENT INCOME CONSISTENT WITH THE STABILITY OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. To achieve its objective, the Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   CREDIT RISK
     O   INTEREST RATE RISK

--------------------------------------------------------------------------------
AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO MAINTAIN A NET ASSET VALUE OF $10 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------


PRUDENTIAL JENNISON PORTFOLIO

The Portfolio's investment objective is to achieve LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK


STOCK INDEX PORTFOLIO

The Portfolio's investment objective is INVESTMENT RESULTS THAT GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve its objective, we attempt to duplicate the price and yield of the S&P 500 Index. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success. While we make every effort to achieve our objective, we can't guarantee success.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   MARKET RISK


SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

The Portfolio's investment objective is GROWTH OF CAPITAL BY PURSUING AGGRESSIVE INVESTMENT POLICIES. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management L.P. selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management L.P. ("Alliance"). There is no guarantee that the Portfolio's investment objective will be attained.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK


SP DAVIS VALUE PORTFOLIO

SP Davis Value Portfolio's investment objective is GROWTH OF CAPITAL. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisors, LP to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is no guarantee that the Portfolio's investment objective will be attained.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK


SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

The Portfolio seeks LONG-TERM CAPITAL GROWTH. Most holdings are in small-capitalization companies--those with market capitalizations under $2 billion at the time of purchase.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. There is no guarantee that the Portfolio's investment objective will be attained. This Portfolio is advised by INVESCO Funds Group, Inc.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK


SP PIMCO HIGH YIELD PORTFOLIO

The investment objective of the Portfolio is to SEEK MAXIMUM TOTAL RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   HIGH YIELD RISK
     O   INTEREST RATE RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK
     O   MORTGAGE RISK


SP PIMCO TOTAL RETURN PORTFOLIO

The investment objective of the Portfolio is to SEEK MAXIMUM TOTAL RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on Pacific Investment Management Company's forecast for interest rates. There is no guarantee that the Portfolio's investment objective will be attained.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK
     O   MORTGAGE RISK

SP SMALL/MID CAP VALUE PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The Portfolio's investment strategy includes normally investing at least 65% of total assets in common stocks of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the Russell 2000 or the Russell Midcap at the time of investment). The Portfolio focuses on investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses both fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, and statistical models to evaluate an issuer's growth potential, valuation, liquidity and investment risk, to select investments. An investment in the Portfolio, like any Portfolio, is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Portfolio's investment objective will be attained.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK
     O   SMALL CAP INVESTING
     O   "VALUE" INVESTING


PRINCIPAL RISKS

     Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

     COMPANY RISK. The price of the stock or debt security of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     CREDIT RISK. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non -- investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

     DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

     FOREIGN INVESTMENT RISK. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

     CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

     EMERGING MARKET RISK. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

     FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     INFORMATION RISK. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

     LIQUIDITY RISK. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

     POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and have imposed high taxes on corporate profits.

     REGULATORY RISK. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     HIGH YIELD RISK. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

     INTEREST RATE RISK. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

     LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

     MARKET RISK. Common stocks and fixed income securities are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

     MORTGAGE RISK. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

                                      * * *

     For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                      * * *

EVALUATING PERFORMANCE

The SP Alliance Large Cap Growth Portfolio, SP Davis Value Portfolio, SP INVESCO Small Company Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio and SP Small/Mid Cap Value Portfolio are newly-created, and therefore do not have any performance history.

--------------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990                5.27%
                           1991               19.07%
                           1992                6.95%
                           1993               12.20%
                           1994               -0.97%
                           1995               17.27%
                           1996               12.63%
                           1997               13.45%
                           1998               11.74%
                           1999                6.69%

Best Quarter: 7.62% (2nd quarter of 1997) Worst Quarter: (3.17)% (3rd quarter of
1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                     SINCE
                                                                     INCEPTION
                          1 YEAR        5 YEARS       10 YEARS       (5/13/83)
                          ------        -------       --------       ---------
Class I shares             6.69%        12.30%        10.28%         10.60%
S&P 500**                 21.03%        28.54%        18.19%         17.52%
Lipper Average***          8.58%        15.99%        11.65%         11.79%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500 )--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER/VARIABLE INSURANCE PRODUCTS (VIP) BALANCED AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83).
SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990                8.32%
                           1991               16.44%
                           1992                7.19%
                           1993               19.13%
                           1994               -3.23%
                           1995               20.73%
                           1996                4.40%
                           1997                8.57%
                           1998                7.15%
                           1999               -0.74%

Best Quarter: 7.32% (2nd quarter of 1995) Worst Quarter: (2.83)% (1st quarter of
1994)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                                1 YEAR      5 YEARS      10 YEARS     (5/13/83)
                                ------      -------      --------     ---------
Class I shares                  (0.74)%     7.80%        7.69%        8.62%
Lehman Aggregate Index**        (0.82)%     7.73%        7.70%        9.31%
Lipper Average***               (1.62)%     7.83%        7.62%        7.59%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF MORE THAN 5,000 GOVERNMENT AND CORPORATE BONDS. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) CORPORATE DEBT AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
EQUITY PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990               -5.21%
                           1991               26.01%
                           1992               14.17%
                           1993               21.87%
                           1994                2.78%
                           1995               31.29%
                           1996               18.52%
                           1997               24.66%
                           1998                9.34%
                           1999               12.49%

Best Quarter: 19.13% (1st quarter of 1991) Worst Quarter: (15.59)% (3rd quarter of 1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                          1 YEAR       5 YEARS         10 YEARS       (5/13/83)
                          ------       -------         --------       ---------
Class I shares            12.49%       18.99%          15.08%         14.98%
S&P 500**                 21.03%       28.54%          18.19%         17.52%
Lipper Average***         31.48%       26.45%          17.79%         16.33%

--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990               -3.73%
                           1991               27.50%
                           1992               10.14%
                           1993               22.28%
                           1994                1.44%
                           1995               21.70%
                           1996               21.74%
                           1997               36.61%
                           1998               -2.38%
                           1999               12.52%

BEST QUARTER: 16.54% (2ND QUARTER OF 1997) WORST QUARTER: (18.14)% (3RD QUARTER OF 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

AVERAGE ANNUAL RETURNS* (AS OF 12/31/99)
--------------------------------------------------------------------------------

                                                             SINCE
                                                             INCEPTION
                          1 YEAR     5 YEARS    10 YEARS     (2/19/88)
                          ------     -------    --------     ---------
Class I shares            12.52%     17.33%     14.06%       14.70%
S&P 500**                 21.03%     28.54%     18.19%       18.54%
Lipper Average***          9.78%     20.59%     14.64%       14.62%
--------------------------------------------------------------------------------

*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/29/88). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) EQUITY INCOME AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/29/88). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)


                           [REPRESENTATION OF CHART]

                           1990               -1.91%
                           1991               25.43%
                           1992                7.61%
                           1993               15.58%
                           1994               -3.16%
                           1995               24.13%
                           1996               13.64%
                           1997               17.96%
                           1998               10.24%
                           1999                7.78%

Best Quarter: 10.89% (2nd quarter of 1997) Worst Quarter: (8.50)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                           1 YEAR        5 YEARS        10 YEARS      (5/13/83)
                           ------        -------        --------      ---------
Class I shares              7.78%        14.60%         11.77%        11.80%
S&P 500**                  21.03%        28.54%         18.19%        17.52%
Lipper Average***          12.07%        17.11%         12.94%        12.85%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) FLEXIBLE AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83).
SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990              -12.91%
                           1991               11.39%
                           1992               -3.42%
                           1993               43.14%
                           1994               -4.89%
                           1995               15.88%
                           1996               19.97%
                           1997                6.98%
                           1998               25.08%
                           1999               48.27%

Best Quarter: 31.04% (4th quarter of 1999) Worst Quarter: (14.21)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                       INCEPTION
                                    1 YEAR     5 YEARS   10 YEARS      (9/19/88)
                                    ------     -------   --------      ---------
Class I shares                      48.27%     22.44%    13.38%        14.33%
Morgan Stanley World Index**        24.93%     19.76%    11.42%        12.67%
Lipper Average***                   44.18%     19.42%    11.73%        12.55%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE MORGAN STANLEY WORLD INDEX (MSWI) IS A WEIGHTED INDEX COMPRISED OF APPROXIMATELY 1,500 COMPANIES LISTED ON THE STOCK EXCHANGES OF THE U.S.A., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (9/30/88). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GLOBAL AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (9/30/88). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990              -11.84%
                           1991               38.99%
                           1992               17.53%
                           1993               19.27%
                           1994               -2.72%
                           1995               17.56%
                           1996               11.39%
                           1997               13.78%
                           1998               -2.36%
                           1999                4.61%

Best Quarter: 15.89% (1st quarter of 1991) Worst Quarter: (9.68)% (3rd quarter of 1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                       INCEPTION
                               1 YEAR        5 YEARS      10 YEARS     (2/23/87)
                               ------        -------      --------     ---------
Class I shares                 4.61%         8.76%         9.78%        7.97%
Lehman High Yield Index**      2.39%         9.31%        10.72%        9.22%
Lipper Average***              3.83%         9.48%        10.15%        8.97%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE LEHMAN HIGH YIELD INDEX IS MADE UP OF OVER 700 NONINVESTMENT GRADE BONDS. THE INDEX IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/28/87). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) HIGH CURRENT YIELD AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (2/28/87). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate thE risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990                8.16%
                           1991                6.16%
                           1992                3.79%
                           1993                2.95%
                           1994                4.05%
                           1995                5.80%
                           1996                5.22%
                           1997                5.41%
                           1998                5.39%
                           1999                4.97%

Best Quarter: 2.00% (2nd quarter of 1990) Worst Quarter: 0.71% (2nd quarter of
1993)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                          1 YEAR        5 YEARS        10 YEARS       (5/13/83)
                          ------        -------        --------       ---------
Class I shares            4.97%         5.36%          5.18%          6.30%
Lipper Average**          4.75%         5.12%          4.88%          6.23%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) MONEY MARKET AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

7-DAY YIELD* (AS OF 12/31/99)
================================================================================

Money Market Portfolio                         5.59%

Average Money Market Fund**                    5.16%

================================================================================

*THE PORTFOLIO'S YIELD IS AFTER DEDUCTION OF EXPENSES AND DOES NOT INCLUDE CONTRACT CHARGES.

**SOURCE: IBC FINANCIAL DATA, INC. AS OF 12/28/99, BASED ON 311 FUNDS IN THE IBC TAXABLE GENERAL PURPOSE, FIRST AND SECOND TIER MONEY MARKET FUND. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/83).
SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1996               14.41%
                           1997               31.71%
                           1998               37.46%
                           1999               41.76%

Best Quarter: 29.46% (4th quarter of 1998) Worst Quarter: (12.07)% (3rd quarter of 1998)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                    SINCE
                                                                    INCEPTION
                                       1 YEAR                       (4/25/95)

Class I shares                         41.76%                       32.11%
S&P 500**                              21.03%                       27.48%
Lipper Average***                      31.48%                       25.81%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH FUND AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (4/30/95). SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Return* (Class I shares)

                           [REPRESENTATION OF CHART]

                           1990               -3.63%
                           1991               29.72%
                           1992                7.13%
                           1993                9.66%
                           1994                1.01%
                           1995               37.06%
                           1996               22.57%
                           1997               32.83%
                           1998               28.42%
                           1999               20.54%

Best Quarter: 21.44% (4th quarter of 1998) Worst Quarter: (13.72)% (3rd quarter of 1990)

*THESE ANNUAL RETURNS DO NOT INCLUDE CONTRACT CHARGES. IF CONTRACT CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. SEE THE ACCOMPANYING CONTRACT PROSPECTUS.

Average Annual Returns* (as of 12/31/99)
--------------------------------------------------------------------------------
                                                                      SINCE
                                                                      INCEPTION
                            1 YEAR       5 YEARS        10 YEARS      (10/19/87)
                            ------       -------        --------      ----------
Class I shares              20.54%       28.14%         17.75%        18.96%
S&P 500**                   21.03%       28.54%         18.19%        18.71%
Lipper Average***           20.48%       28.07%         17.74%        18.24%

--------------------------------------------------------------------------------
*THE PORTFOLIO'S RETURNS ARE AFTER DEDUCTION OF EXPENSES AND DO NOT INCLUDE CONTRACT CHARGES.

**THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY INVESTMENT MANAGEMENT EXPENSES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF THESE EXPENSES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (10/31/87). SOURCE: LIPPER, INC.

***THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) S&P 500 INDEX AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC. AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES. THE "SINCE INCEPTION" RETURN REFLECTS THE CLOSEST CALENDAR MONTH-END RETURN (10/31/87). SOURCE: LIPPER, INC.

HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO.

--------------------------------------------------------------------------------
BALANCED PORTFOLIO

We invest in all three types of securities--equity, debt and money market--in order to achieve diversification in a single portfolio. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.
--------------------------------------------------------------------------------

To achieve our objective, we invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. While we make every effort to achieve our objective, we can't guarantee success.

We will vary how much of the Portfolio's assets are invested in a particular type of security depending on how we think the different markets will perform.

Under normal conditions, we will invest within the ranges shown below:

        ASSET TYPE                 MINIMUM            NORMAL          MAXIMUM
        ----------                 -------            ------          -------
          Stocks                     15%               35%              75%
Debt obligations and money           25%               65%              85%
     market securities

DEBT SECURITIES in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

The stock portion of the Portfolio will be invested mainly in equity and equity-related securities of major, established corporations which we believe are in sound financial condition and offer better total returns than broad based market indexes.

The money market portion of the Portfolio will be invested in high-quality money market instruments. We manage this portion of the Portfolio to comply with specific rules designed for money market mutual funds. We will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. (Weighted average maturity is calculated by adding the maturities of all the bonds in a portfolio and dividing by the number of bonds on a weighted basis.)

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS.

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell stock index, interest rate and foreign currency futures contracts and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO
--------------------------------------------------------------------------------

The investment objective is A HIGH LEVEL OF INCOME OVER A LONGER TERM WHILE PROVIDING REASONABLE SAFETY OF CAPITAL. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------
OUR STRATEGY

In general, the value of debt obligations moves in the opposite direction as interest rates--if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate and long term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when rates go up.
--------------------------------------------------------------------------------

Debt obligations, in general, are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. government securities, MORTGAGE-RELATED SECURITIES and corporate bonds.

Usually, at least 80% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may also invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers provided the securities are denominated in U.S. dollars.

The Portfolio may also invest in CONVERTIBLE DEBT SECURITIES and CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCKS of any rating. The Portfolio will not acquire any common stock except by converting a convertible debt security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on debt securities; purchase and sell interest rate FUTURES CONTRACTS and options on those contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is CAPITAL APPRECIATION. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
VALUE APPROACH

We use a value approach to investing which means we look for companies whose stock is selling below the price that we believe reflects its true worth based on earnings, book value and other financial measures.

To achieve our value investment strategy, we usually buy securities that are out of favor and that many other investors are selling. We attempt to invest in companies and industries before other investors recognize their true value.
--------------------------------------------------------------------------------

To achieve our investment objective, we invest primarily in common stocks of major established corporations as well as smaller companies.

A portion of the Portfolio's assets may be invested in short, intermediate or long-term debt obligations, including convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these holdings may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek BOTH CURRENT INCOME AND CAPITAL APPRECIATION. This means we seek investments whose price will increase as well as pay dividends and other income. To achieve this objective, we look for securities we believe will provide investment returns above those of the Standard & Poor's 500 Index (S&P 500) or the NYSE Composite Index. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
CONTRARIAN APPROACH

To achieve our value investment strategy, we generally take a strong contrarian approach to investing. In other words, we usually buy securities that are out of favor and that many other investors are selling, and we attempt to invest in companies and industries before other investors recognize their true value. Using these guidelines, we focus on long-term performance, not short-term gain.
--------------------------------------------------------------------------------

We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. We buy common stock of companies of every size--small, medium and large capitalization. When deciding which stocks to buy, we look at a company's earnings, balance sheet and cash flow and then at how these factors impact the stock's price and return. We also buy equity-related securities--like bonds, corporate notes and preferred stock--that can be converted into a company's common stock or other equity security.

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek A HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO.

--------------------------------------------------------------------------------
BALANCED PORTFOLIO

We invest in all three types of securities--equity, debt and money market--in order to achieve diversification in a single portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.
--------------------------------------------------------------------------------

To achieve our objective, we invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. While we make every effort to achieve our objective, we can't guarantee success.

Generally, we will invest within the ranges shown below:

        ASSET TYPE                MINIMUM             NORMAL          MAXIMUM
        ----------                -------             ------          -------
          Stocks                    25%                60%              100%
  Fixed income securities            0%                40%               75%
  Money market securities            0%                 0%               75%

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade, however, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include LOAN PARTICIPATIONS.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRS) as foreign securities.

The money market portion of the Portfolio will be invested in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in REAL ESTATE INVESTMENT TRUSTS (REITs).

We may also use alternative investment strategies--including DERIVATIVES--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
GLOBAL INVESTING

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio's total assets in any one country other than the U.S.
--------------------------------------------------------------------------------

When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell FUTURES contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is A HIGH TOTAL RETURN. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
HIGH YIELD/HIGH RISK

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer's past financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.
--------------------------------------------------------------------------------

Normally, we will invest at least 80% of the Portfolio's total assets in medium to lower rated debt securities. These high-yield or "junk bonds" are riskier than higher rated bonds and are considered speculative.

The Portfolio may also invest up to 20% of its total assets in U.S. dollar denominated DEBT SECURITIES issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also acquire CONVERTIBLE AND NONCONVERTIBLE DEBT SECURITIES and PREFERRED STOCK. The Portfolio will not invest in common stocks, except when they are included as part of a debt security.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS.

Under normal circumstances, the Portfolio may invest in money market instruments and commercial paper of domestic corporations. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on debt securities; purchase and sell interest rate FUTURES CONTRACTS and options on these futures contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

We may also use INTEREST RATE SWAPS in the management of the Portfolio.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS.

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to SEEK THE MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH STABILITY OF CAPITAL AND MAINTENANCE OF LIQUIDITY. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------
STEADY NET ASSET VALUE

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but you will have more shares when dividends are declared.
--------------------------------------------------------------------------------

We invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with REVERSE REPURCHASE AGREEMENTS.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $10 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
INVESTMENT STRATEGY

We seek to invest in equity securities of established companies with above-average growth prospects. We select stocks on a company-by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.
--------------------------------------------------------------------------------

In pursuing our objective, we normally invest 65% of the Portfolio's total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

For the balance of the Portfolio, we may invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts
(ADRS) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency FUTURES CONTRACTS and options on those futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve INVESTMENT RESULTS THAT GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve this goal, we attempt to duplicate the performance of the S&P 500 Index. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
S&P 500 INDEX

We attempt to duplicate the performance of the S&P 500 Index (500 Index), a market-weighted index which represents more than 70% of the market value of all publicly-traded common stocks.
--------------------------------------------------------------------------------

Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the 500 Index. We will attempt to remain as fully invested in the S&P 500 stocks as possible in light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the 500 Index. We attempt to minimize differences in the performance of the Portfolio and the 500 Index by using stock index FUTURES CONTRACTS, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell OPTIONS on stock indexes; purchase and sell stock index FUTURES CONTRACTS and options on those futures contracts.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

--------------------------------------------------------------------------------
A STOCK'S INCLUSION IN THE S&P 500 INDEX IN NO WAY IMPLIES S&P'S OPINION AS TO THE STOCK'S ATTRACTIVENESS AS AN INVESTMENT. THE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATIONS REGARDING THE ADVISABILITY OF INVESTING IN THE PORTFOLIO. "STANDARD & POOR'S," "STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF MCGRAW HILL.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of this Portfolio is GROWTH OF CAPITAL BY PURSUING AGGRESSIVE INVESTMENT POLICIES.

--------------------------------------------------------------------------------
LARGE CAP GROWTH

The Portfolio usually invests in about 40-50 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio's net assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.
--------------------------------------------------------------------------------

During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in CONVERTIBLE SECURITIES.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

    The Portfolio also may:

    O   invest up to 15% of its total ASSETS in FOREIGN SECURITIES;

    O purchase and sell exchange-traded index options and stock index FUTURES CONTRACTS;

    O write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    O   make SHORT SALES "AGAINST-THE-BOX" of up to 15% of its net assets; and

    O   invest up to 10% of its total assets in ILLIQUID SECURITIES.

The Portfolio may invest in a wide variety of equity securities including large cap stock, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, American Depository Receipts (ADRs) and other similar securities that represent interests in foreign equity securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

The Portfolio is managed by Alliance Capital Management, L.P.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

--------------------------------------------------------------------------------
SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is GROWTH OF CAPITAL. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term.

--------------------------------------------------------------------------------
THE DAVIS BACK-TO-BASICS APPROACH

Under the Davis philosophy, Davis seeks to identify companies possessing ten basic characteristics, which Davis believes will foster sustainable long-term growth.
--------------------------------------------------------------------------------

The Portfolio invests primarily in common stocks in U.S. companies with market capitalizations of at least $5 billion, but it may also invest in foreign companies and U.S. companies with smaller capitalizations.

COMMON STOCKS

WHAT THEY ARE. Common stock represents ownership of a company.

HOW THEY PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

WHY THEY BUY THEM. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as they invest heavily in their own Portfolios, they look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. They want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. Davis invests in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies.

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio seeks lONG-TERM CAPITAL GROWTH. Most holdings are in small-capitalization companies.

--------------------------------------------------------------------------------
A SMALL CAP STOCK PORTFOLIO

The Portfolio generally invests at least 65% of its total assets in the stocks of small companies with market capitalization under $2 billion at the time of purchase. The Portfolio may invest up to 35% of its total assets in the stocks of companies with market capitalizations in excess of $2 billion.
--------------------------------------------------------------------------------

INVESCO is primarily looking for companies in the accelerated developing stages of their life cycles, which are currently priced below INVESCO's estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth of sales, new products, management changes, or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

Most holdings are in small-capitalization companies--those with market capitalizations under $2 billion at the time of purchase. Although not a principal investment, the Portfolio may invest in DERIVATIVES. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in OPTIONS AND FUTURES. Options and futures are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

Although not a principal investment, the Portfolio may invest in REPURCHASE AGREEMENTS. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, options (on stock, debt, stock indices, currencies, and futures), forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities. We provide additional information on these types of securities in the Statement of Additional Information.

The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

Under normal circumstances, the Portfolio invests AT LEAST 65% OF ITS ASSETS IN JUNK BONDS.

--------------------------------------------------------------------------------
A HIGH-YIELD, HIGH-RISK BOND PORTFOLIO

The Portfolio invests primarily in high-yield, high-risk bonds, also known as "junk bonds."
--------------------------------------------------------------------------------

The Portfolio may invest up to 15% of its assets in DERIVATIVE instruments, such as options, futures contracts or swap agreements. The Portfolio may also invest in mortgage- or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the PIMCO Total Return Portfolio.

Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the PIMCO Total Return Portfolio.

The Portfolio may invest in CONVERTIBLE SECURITIES.

The Portfolio may invest in MORTGAGE- OR OTHER ASSET-BACKED SECURITIES.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may LEND ITS PORTFOLIO SECURITIES to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make SHORT SALES as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a WHEN-ISSUED OR DELAYED DELIVERY BASIS, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into REPURCHASE AGREEMENTS.

The Portfolio may enter into REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS, subject to a Portfolio's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in ILLIQUID SECURITIES.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company.

--------------------------------------------------------------------------------
SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio invests primarily in INVESTMENT GRADE DEBT SECURITIES. It may also invest up to 10% of its assets in high yield securities ("junk bonds') rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.

--------------------------------------------------------------------------------
AN INVESTMENT GRADE BOND PORTFOLIO

The Portfolio invests primarily in investment grade debt securities, including foreign debt securities, but may invest some of its assets in junk bonds.
--------------------------------------------------------------------------------

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in DERIVATIVE INSTRUMENTS, such as options, FUTURES contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may LEND its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in CONVERTIBLE SECURITIES.

The Portfolio may invest in MORTGAGE- OR OTHER ASSET-BACKED SECURITIES.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may LEND ITS PORTFOLIO SECURITIES to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make SHORT SALES as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a WHEN-ISSUED OR DELAYED DELIVERY BASIS, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into REPURCHASE AGREEMENTS.

The Portfolio may enter into REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS, subject to a Fund's limitations on borrowings.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in ILLIQUID SECURITIES.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company.

--------------------------------------------------------------------------------
SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio is managed by Fidelity Management & Research Company (FMR). FMR normally invests at least 65% of the Portfolio's total assets in common stocks of companies with small to medium market capitalizations.

--------------------------------------------------------------------------------
A SMALL/MID CAP VALUE PORTFOLIO

The Portfolio normally invests at least 65% of its total assets in companies with small to medium market capitalizations. The Portfolio invests in "value" stocks.
--------------------------------------------------------------------------------

Small to medium market capitalization companies are those companies with market capitalizations similar to the market capitalization of companies in the Russell 2000 or the Russell MidCap at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a small to medium market capitalization for purposes of the 65% policy. The size of companies in the Russell 2000 and Russell MidCap changes with market conditions and the composition of the index.

PRINCIPAL INVESTMENT STRATEGIES

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The

Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

SMALL CAP INVESTING. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

                                      * * *

The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                      * * *


OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRS--are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

CONVERTIBLE DEBT AND CONVERTIBLE PREFERRED STOCK--A convertible security is a security--for example, a bond or preferred stock--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

DERIVATIVES--A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

DOLLAR ROLLS--Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar--but not necessarily the same--security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

FUTURES--A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

INTEREST RATE SWAPS--In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

JOINT REPURCHASE ACCOUNT--In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

LOAN PARTICIPATIONS--In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

MORTGAGE-RELATED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

OPTIONS--A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)--A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

REPURCHASE AGREEMENTS--In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

REVERSE REPURCHASE AGREEMENTS--In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

SHORT SALES--In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

SHORT SALES AGAINST-THE-BOX--A short sale against-the-box means the Portfolio owns securities identical to those sold short.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                      * * *

Each Portfolio (other than the Money Market Portfolio) also follows certain policies when it borrows money; lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law.

The Prudential Money Market Portfolio follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law.

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Prudential serves as the overall investment adviser for the Conservative Balanced, Diversified Bond, Equity, Equity Income, Flexible Managed, Global, High Yield Bond, Money Market, Prudential Jennison, and Stock Index Portfolios of the Fund. Founded in 1875, it is responsible for the management of those Fund portfolios. As of December 31, 1999, Prudential had total assets under management of approximately $364 billion. Prudential is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Prudential Investments Fund Management LLC (PIFM) is the investment manager to the SP Alliance Large Cap Growth Portfolio, the SP Davis Value Portfolio, the SP INVESCO Small Company Growth Portfolio, the SP PIMCO High Yield Portfolio, the SP PIMCO Total Return Portfolio, and the SP Small/Mid Cap Value Portfolio. PIFM serves as investment manager to 42 mutual funds and 22 closed end investment companies $76.2 billion in assets. PIFM is located at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

The following chart lists the total investment advisory fees paid in 1999 as a percentage of the Portfolio's average net assets.

--------------------------------------------------------------------------------
                                             TOTAL ADVISORY FEES AS % OF
PORTFOLIO                                         AVERAGE NET ASSETS
--------------------------------------------------------------------------------
Conservative Balanced                                   0.55
Diversified Bond                                        0.40
Equity                                                  0.45
Equity Income                                           0.40
Flexible Managed                                        0.60
Global                                                  0.75
High Yield Bond                                         0.55
Money Market                                            0.40
Prudential Jennison                                     0.60
Stock Index                                             0.35
SP Alliance Large Cap Growth                            0.90
SP Davis Value                                          0.75
SP INVESCO Small Company Growth                         0.95
SP PIMO High Yield                                      0.60
SP PIMCO Total Return                                   0.60
SP Small/Mid Cap Value                                  0.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------

For each Portfolio, a sub-adviser provides day-to-day investment management. Prudential pays the sub-adviser out of the fee Prudential receives from the Fund.

JENNISON ASSOCIATES LLC, a Prudential subsidiary, serves as subadviser to the Prudential Jennison Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017, and as of December 31, 1999, it had over $59 billion of assets under management. During 2000, it is expected that Jennison will become subadvisor to the Equity Portfolio, Equity Income Portfolio, Global Portfolio, Stock Index Portfolio, and the equity portions of the Conservative Balanced and Flexible Managed Portfolios.

PRUDENTIAL INVESTMENT CORPORATION (PIC), also a Prudential subsidiary, serves as subadviser to the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Equity Income Portfolio, Flexible Managed Portfolio, Global Portfolio, High Yield Bond Portfolio, Money Market Portfolio, and Stock Index Portfolio. PIC's address is 751 Broad Street, Newark, NJ 07102.

We provide more information below on the sub-advisers and their portfolio managers.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, High Yield Bond and Money Market Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

CONSERVATIVE BALANCED PORTFOLIO AND FLEXIBLE MANAGED PORTFOLIO

These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

                                    CORPORATE

          ASSETS UNDER MANAGEMENT (as of December 31, 1999): $47.3 billion.

          TEAM LEADER: Steven Kellner. GENERAL INVESTMENT EXPERIENCE: 13 years.

          PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with mutual fund experience.

          SECTOR: U.S. investment-grade corporate securities.

          INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

DIVERSIFIED BOND PORTFOLIO

The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.

EQUITY PORTFOLIO

Effective August 24, 2000, Bradley Goldberg, David Kiefer and Jeffrey Siegel of Jennison Associates LLC were named as co-managers of the Portfolio. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analysts (C.F.A.) designation. Mr. Kiefer is a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Siegel is an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University.

EQUITY INCOME PORTFOLIO

Effective September 7, 2000 Bradley Goldberg and Thomas Kolefas of Jennison Associates LLC will be portfolio managers of the Equity Income Portfolio. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head of the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kolefas is a Senior Vice President since September, 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

GLOBAL PORTFOLIO

Daniel Duane, CFA, Managing Director of Prudential Investments and Michelle Picker, CFA, Vice President of Prudential Investments, have been co-managers of this Portfolio since 1997. Mr. Duane has managed the Portfolio since 1990. Ms. Picker has been an analyst in Prudential's global equity investments groups since 1992 and has managed a portion of Prudential's general account. Effective October 2, 2000 Mr. Duane and Ms. Picker will manage this portfolio as employees of Jennison Associates LLC.

HIGH YIELD BOND PORTFOLIO

The High Yield Team, headed by Casey Walsh, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

                                   HIGH YIELD

          ASSETS UNDER MANAGEMENT (as of December 31, 1999): $9.4 billion.

          TEAM LEADER: Casey Walsh. GENERAL INVESTMENT EXPERIENCE: 17 years.

          PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 19 years, which includes team members with significant mutual fund experience.

          SECTOR: Below-investment-grade corporate securities.

          INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

MONEY MARKET PORTFOLIO

The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

                                  MONEY MARKET

          ASSETS UNDER MANAGEMENT (as of December 31, 1999): $3.6 billion.

          TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.

          PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

          SECTOR: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

          INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

PRUDENTIAL JENNISON PORTFOLIO

This Portfolio is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years.

Mr. Del Balso, a new member of this portfolio management team, is a Director and Executive Vice President of Jennison, and has been part of the Jennison team since 1972. Prior to Jennison, Mr. Del Balso worked with the firm of White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts.

Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison in 1998 after a 20 year investment career, including positions with Weiss, Peck &

Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

STOCK INDEX PORTFOLIO

John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. (See description under "Conservative Balanced Portfolio and Flexible Managed Portfolio," above.)

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 9 years.

We set out below performance information for ALLIANCE PREMIER GROWTH FUND, which is a mutual fund managed by ACMC according to investment objectives and practices that are substantially similar to those governing the SP Alliance Large Cap Growth Portfolio. Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Alliance Premier Growth Fund is not indicative of the future performance of SP Alliance Large Cap Growth Portfolio. If material differences between the investment styles of Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Alliance Large Cap Growth Portfolio, but not Alliance Premier Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                          ALLIANCE PREMIER GROWTH FUND

(FOR THE PERIODS ENDED
DECEMBER 31, 1999)         1 YEAR     5 YEARS    SINCE INCEPTION  INCEPTION DATE

Class A                    23.51%     34.86%         25.01%          9/28/92
Russell 1000 Growth
  Index(1)                 33.16%     32.41%         23.43%

(1) The Russell 1000 Growth Index is a measure of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

SP DAVIS VALUE PORTFOLIO

     The following individuals provide day-to-day management of the SP Davis Value Portfolio.

CHRISTOPHER C. DAVIS

Responsibilities:

o    Vice President of Davis New York Venture Fund, Inc.

o Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o    Portfolio Manager of Davis New York Venture Fund since October 1995.

o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG

Responsibilities:

o Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.

o    Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o    Research analyst at Davis Selected Advisers since December 1994.

o Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

We set out below performance information for DAVIS NEW YORK VENTURE FUND, which is a mutual fund managed by Davis Selected Advisers, LP according to investment objectives and practices that are substantially similar to those governing the SP Davis Value Portfolio. Davis New York Venture Fund and SP Davis Value Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Davis New York Venture Fund is not indicative of the future performance of SP Davis Value Portfolio. If material differences between the investment styles of Davis New York Venture Fund and SP Davis Value Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Davis Value Portfolio, but not Davis New York Venture Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                              DAVIS NEW YORK VENTURE FUND

(FOR THE PERIODS ENDED
DECEMBER 31, 1999)                    1 YEAR          5 YEARS        10 YEARS         SINCE INCEPTION        INCEPTION DATE
Class A(1)                             9.30%           20.57%         17.00%              14.86%                2/17/69
S&P 500(2)                            21.04%           28.51%         18.17%              13.01%


Average annual total returns earned by Class A shares of Davis New York Venture Fund for the periods listed above, after adjusting for the maximum 4.75% sales charge and with all distributions reinvested for the periods ended 12/31/99.

(1) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

The following individuals are primarily responsible for the day-to-day management of the Portfolio's holdings:

Stacie Cowell - is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).

Timothy J. Miller - is the leader of INVESCO's Growth Team and a CFA. He is also a director, Chief Investment Officer and Senior Vice President of INVESCO. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He holds an M.B.A. from the University of Missouri - St. Louis and a B.S.B.A. from St. Louis University.

Trent E. May - is also a senior vice president of INVESCO and a CFA. Before joining INVESCO in 1996, he was a senior equity analyst with Munder Capital Management and a research assistant with SunBank Capital Management. He holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

We set out below performance information for INVESCO SMALL COMPANY GROWTH FUND (Investor Class), which is a mutual fund managed by INVESCO, according to investment objectives and practices that are substantially similar to those governing the SP INVESCO Small Company Growth Portfolio. INVESCO Small Company Growth Fund and SP INVESCO Small Company Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of INVESCO Small Company Growth Fund is not indicative of the future performance of SP INVESCO Small Company Growth Portfolio. If material differences between the investment styles of INVESCO Small Company Growth Fund and SP

INVESCO Small Company Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP INVESCO Small Company Growth Portfolio, but not INVESCO Small Company Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                        INVESCO SMALL COMPANY GROWTH FUND

(FOR THE PERIODS ENDED
JUNE 30, 2000)                  1 YEAR          5 YEARS       SINCE INCEPTION(2)

Investor Class shares(1)        69.07%          28.53%             23.40%
Russell 2000 Index(3)           14.32%          14.27%             13.57%

(1) Total return figures include reinvested dividends and capital gain distributions, and include the effect of the Fund's expenses.

(2) The INVESCO Small Company Growth Fund commenced investment operations on December 27, 1991.

(3) The Russell 2000 Index is an unmanaged index of small capitalization stocks.

SP PIMCO HIGH YIELD PORTFOLIO

Benjamin L. Trosky, Managing Director, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

We set out below performance information for PIMCO HIGH YIELD FUND, which is a mutual fund managed by PIMCO, according to investment objectives and practices that are substantially similar to those governing the SP PIMCO High Yield Portfolio. PIMCO High Yield Fund and SP PIMCO High Yield Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of PIMCO High Yield Fund is not indicative of the future performance of SP PIMCO High Yield Portfolio. If material differences between the investment styles of PIMCO High Yield Fund and SP PIMCO High Yield Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP PIMCO High Yield Portfolio, but not PIMCO High Yield Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract. Expenses of the SP PIMCO High Yield Portfolio are higher than the expenses of the PIMCO High Yield Fund. Higher expenses are a factor in reducing investment performance.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                              PIMCO HIGH YIELD FUND

(FOR PERIODS ENDED                                         FUND INCEPTION
JUNE 30, 2000)                         1 YEAR     5 YEARS  (12/16/92)(3)

Administrative Class                   0.91%      8.02%       9.54%
Lehman Brothers BB
  Intermediate Corporate Index (1)     2.68%      7.16%       8.39%
Lipper High Current Yield
  Fund Avg. (2)                       (0.77)%     6.42%

(1) The Lehman Brothers BB Intermediate Corporate Index is an unmanaged index comprised of various fixed income securities rated BB. It is not possible to invest directly in the index.

(2) The Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper Analytical Services, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. It does not take into account sales charges.

(3)  The Fund began operations on 12/16/92. Index comparisons began on 12/31/92.


SP PIMCO TOTAL RETURN PORTFOLIO

William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO has managed comparable accounts since 1987. He leads a team which manages several other PIMCO funds.

We set out below performance information for PIMCO TOTAL RETURN FUND, which is a mutual fund managed by PIMCO, according to investment objectives and practices that are substantially similar to those governing the SP PIMCO Total Return Portfolio. PIMCO Total Return Fund and SP PIMCO Total Return Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of PIMCO Total Return Fund is not indicative of the future performance of SP PIMCO Total Return Portfolio. If material differences between the investment styles of PIMCO Total Return Fund and SP PIMCO Total Return Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP PIMCO Total Return Portfolio, but not PIMCO Total Return Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract. Expenses of the SP PIMCO Total Return Portfolio are higher than the expenses of the PIMCO Total Return Fund. Higher expenses are a factor in reducing investment performance.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                             PIMCO TOTAL RETURN FUND

(FOR THE PERIODS ENDED
JUNE 30, 2000)                          1 YEAR      5 YEARS        10 YEARS

Administrative Class                     4.72%       7.11%           8.76%
Lehman Aggregate Bond Index (1)          4.56%       6.25%           7.82%
Lipper Intermediate Investment
  Grade Debt Portfolio Avg.(2)           3.42%       5.35%           7.27%

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(2) The Lipper Intermediate Investment Grade Debt Portfolio Average is a total return performance average of Funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years. It does not take into account sales charges.

SP SMALL/MID CAP VALUE PORTFOLIO

Fidelity Management & Research Company is the Portfolio's subadviser. Jeff Kerrigan is portfolio manager of the Small/Mid Cap Value Portfolio. Since joining Fidelity in 1999, Mr. Kerrigan has worked as an analyst and manager.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio--Class I and Class II. Class I shares are sold only to separate accounts of Prudential as investment options under variable life insurance and variable annuity contracts including the Contract. (A separate account is simply an accounting device used to keep the assets invested in certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts.

HOW TO BUY AND SELL SHARES

The only way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Class I shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined once a day--at 4:00 p.m. New York time--on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:00 p.m. on that day.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All SHORT-TERM DEBT SECURITIES held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential, PIFM, or a sub-adviser, does not represent fair value.

CONVERTIBLE DEBT SECURITIES that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by Prudential, PIFM or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

OTHER DEBT SECURITIES--those that are not valued on an amortized cost basis--are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

FORWARD CURRENCY EXCHANGE CONTRACTS are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

OVER-THE-COUNTER (OTC) OPTIONS are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a Contract, you should consult the Contract prospectus for tax information. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

EUROPEAN MONETARY UNION

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                         CONSERVATIVE BALANCED
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  15.08   $  14.97   $  15.52   $  15.31   $  14.10
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.62       0.66       0.76       0.66       0.63
Net realized and unrealized gains on
  investments..........................      0.37       1.05       1.26       1.24       1.78
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.99       1.71       2.02       1.90       2.41
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.62)     (0.66)     (0.76)     (0.66)     (0.64)
Distributions from net realized
  gains................................     (0.06)     (0.94)     (1.81)     (1.03)     (0.56)
Distributions in excess from net
  realized gains.......................     (0.03)        --         --         --         --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.71)     (1.60)     (2.57)     (1.69)     (1.20)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  15.36   $  15.08   $  14.97   $  15.52   $  15.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      6.69%     11.74%     13.45%     12.63%     17.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,387.1   $4,796.0   $4,744.2   $4,478.8   $3,940.8
Ratios to average net assets:
  Expenses.............................      0.57%      0.57%      0.56%      0.59%      0.58%
  Net investment income................      4.02%      4.19%      4.48%      4.13%      4.19%
Portfolio turnover rate................       109%       167%       295%       295%       201%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                           DIVERSIFIED BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.06   $  11.02   $  11.07   $  11.31   $  10.04
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.67       0.69       0.80       0.76       0.76
Net realized and unrealized gains
  (losses) on investments..............     (0.75)      0.08       0.11      (0.27)      1.29
                                         --------   --------   --------   --------   --------
    Total from investment operations...     (0.08)      0.77       0.91       0.49       2.05
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.69)     (0.83)     (0.73)     (0.75)
Distributions from net realized
  gains................................     (0.03)     (0.04)     (0.13)        --      (0.03)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.03)     (0.73)     (0.96)     (0.73)     (0.78)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  10.95   $  11.06   $  11.02   $  11.07   $  11.31
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     (0.74)%     7.15%      8.57%      4.40%     20.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,253.8   $1,122.6     $816.7     $720.2     $655.8
Ratios to average net assets:
  Expenses.............................      0.43%      0.42%      0.43%      0.45%      0.44%
  Net investment income................      6.25%      6.40%      7.18%      6.89%      7.00%
Portfolio turnover rate................       171%       199%       224%       210%       199%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I and Class II for the periods indicated.

The information for the FOUR YEARS AND PERIOD ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                             EQUITY CLASS I                        EQUITY CLASS II
                                         -------------------------------------------------------  -----------------
                                                               YEAR ENDED
                                                              DECEMBER 31,                         MAY 3, 1999(d)
                                         -------------------------------------------------------       THROUGH
                                           1999       1998       1997       1996        1995A     DECEMBER 31, 1999
                                         ---------  ---------  ---------  ---------  -----------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  29.64   $  31.07   $  26.96   $  25.64    $  20.66         $ 32.79
                                         --------   --------   --------   --------    --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.54       0.60       0.69       0.71        0.55            0.28
Net realized and unrealized gains on
  investments..........................      3.02       2.21       5.88       3.88        5.89           (0.60)
                                         --------   --------   --------   --------    --------         -------
    Total from investment operations...      3.56       2.81       6.57       4.59        6.44           (0.32)
                                         --------   --------   --------   --------    --------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.53)     (0.60)     (0.70)     (0.67)      (0.52)          (0.34)
Distributions from net realized
  gains................................     (3.77)     (3.64)     (1.76)     (2.60)      (0.94)          (3.21)
                                         --------   --------   --------   --------    --------         -------
    Total distributions................     (4.30)     (4.24)     (2.46)     (3.27)      (1.46)          (3.55)
                                         --------   --------   --------   --------    --------         -------
Net Asset Value, end of period.........  $  28.90   $  29.64   $  31.07   $  26.96    $  25.64         $ 28.92
                                         ========   ========   ========   ========    ========         =======
TOTAL INVESTMENT RETURN:(b)............     12.49%      9.34%     24.66%     18.52%      31.29%          (0.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $6,235.0   $6,247.0   $6,024.0   $4,814.0    $3,813.8            $0.3
Ratios to average net assets:
  Expenses.............................      0.47%      0.47%      0.46%      0.50%       0.48%           0.87%(c)
  Net investment income................      1.72%      1.81%      2.27%      2.54%       2.28%           1.33%(c)
Portfolio turnover rate................         9%        25%        13%        20%         18%              9%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of offering of Class II shares.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                        EQUITY INCOME PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  20.03   $  22.39   $  18.51   $  16.27   $  14.48
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.51       0.56       0.61       0.58       0.64
Net realized and unrealized gains
  (losses) on investments..............      1.89      (1.03)      6.06       2.88       2.50
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      2.40      (0.47)      6.67       3.46       3.14
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.50)     (0.59)     (0.57)     (0.71)     (0.62)
Distributions from net realized
  gains................................     (2.41)     (1.30)     (2.22)     (0.51)     (0.73)
                                         --------   --------   --------   --------   --------
    Total distributions................     (2.91)     (1.89)     (2.79)     (1.22)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  19.52   $  20.03   $  22.39   $  18.51   $  16.27
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     12.52%     (2.38)%    36.61%     21.74%     21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $2,024.0   $2,142.3   $2,029.8   $1,363.5   $1,110.0
Ratios to average net assets:
  Expenses.............................      0.42%      0.42%      0.41%      0.45%      0.43%
  Net investment income................      2.34%      2.54%      2.90%      3.36%      4.00%
Portfolio turnover rate................        16%        20%        38%        21%        64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                      FLEXIBLE MANAGED PORTFOLIO
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  16.56   $  17.28   $  17.79   $  17.86   $  15.50
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.58       0.58       0.59       0.57       0.56
Net realized and unrealized gains on
  investments..........................      0.69       1.14       2.52       1.79       3.15
                                         --------   --------   --------   --------   --------
    Total from investment operations...      1.27       1.72       3.11       2.36       3.17
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --      (0.59)     (0.58)     (0.58)     (0.56)
Distributions from net realized
  gains................................     (0.19)     (1.85)     (3.04)     (1.85)     (0.79)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.19)     (2.44)     (3.62)     (2.43)     (1.35)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  17.64   $  16.56   $  17.28   $  17.79   $  17.86
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      7.78%     10.24%     17.96%     13.64%     24.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $5,125.3   $5,410.0   $5,490.1   $4,896.9   $4,261.2
Ratios to average net assets:
  Expenses.............................      0.62%      0.61%      0.62%      0.64%      0.63%
  Net investment income................      3.20%      3.21%      3.02%      3.07%      3.30%
Portfolio turnover rate................        76%       138%       227%       233%       173%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                             GLOBAL
                                         ----------------------------------------------
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                         ----------------------------------------------
                                           1999      1998     1997     1996    1995(A)
                                         ---------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  21.16   $17.92   $17.85   $15.53    $13.88
                                         --------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.06     0.07     0.09     0.11      0.06
Net realized and unrealized gains
  (losses) on investments..............     10.04     4.38     1.11     2.94      2.14
                                         --------   ------   ------   ------    ------
    Total from investment operations...     10.10     4.45     1.20     3.05      2.20
                                         --------   ------   ------   ------    ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        --    (0.16)   (0.13)   (0.11)    (0.24)
Dividends in excess of net investment
  income...............................     (0.10)   (0.12)   (0.10)      --        --
Distributions from net realized
  gains................................     (0.18)   (0.93)   (0.90)   (0.62)    (0.31)
                                         --------   ------   ------   ------    ------
    Total distributions................     (0.28)   (1.21)   (1.13)   (0.73)    (0.55)
                                         --------   ------   ------   ------    ------
Net Asset Value, end of year...........  $  30.98   $21.16   $17.92   $17.85    $15.53
                                         ========   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)                 48.27%   25.08%    6.98%   19.97%    15.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,298.3   $844.5   $638.4   $580.6    $400.1
Ratios to average net assets:
  Expenses.............................      0.84%    0.86%    0.85%    0.92%     1.06%
  Net investment income................      0.21%    0.29%    0.47%    0.64%     0.44%
Portfolio turnover rate................        76%      73%      70%      41%       59%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                            HIGH YIELD BOND
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   7.21   $   8.14   $   7.87   $   7.80   $   7.37
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.79       0.77       0.78       0.80       0.81
Net realized and unrealized gains
  (losses) on investments..............     (0.46)     (0.94)      0.26       0.06       0.46
Dividends and distributions............
                                         --------   --------   --------   --------   --------
    Total from investment operations...      0.33      (0.17)      1.04       0.86       1.27
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.02)     (0.76)     (0.77)     (0.78)     (0.84)
Dividends in excess of net investment
  income...............................        --         --         --      (0.01)        --
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.02)     (0.76)     (0.77)     (0.79)     (0.84)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $   7.52   $   7.21   $   8.14   $   7.87   $   7.80
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............      4.61%     (2.36)%    13.78%     11.39%     17.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $802.2     $789.3     $568.7     $432.9     $367.9
Ratios to average net assets:
  Expenses.............................      0.60%      0.58%      0.57%      0.63%      0.61%
  Net investment income................     10.48%     10.31%      9.78%      9.89%     10.34%
Portfolio turnover rate................        58%        63%       106%        88%       139%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                          MONEY MARKET
                                         ----------------------------------------------
                                                           YEAR ENDED
                                                          DECEMBER 31,
                                         ----------------------------------------------
                                           1999      1998     1997     1996    1995(A)
                                         ---------  -------  -------  -------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00   $10.00   $10.00   $10.00    $10.00
                                         --------   ------   ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.49     0.52     0.54     0.51      0.56
Dividends and distributions............     (0.49)   (0.52)   (0.54)   (0.51)    (0.56)
                                         --------   ------   ------   ------    ------
Net Asset Value, end of year...........  $  10.00   $10.00   $10.00   $10.00    $10.00
                                         ========   ======   ======   ======    ======
TOTAL INVESTMENT RETURN:(b)............      4.97%    5.39%    5.41%    5.22%     5.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $1,335.5   $920.2   $657.5   $668.8    $613.3
Ratios to average net assets:
  Expenses.............................      0.42%    0.41%    0.43%    0.44%     0.44%
  Net investment income................      4.90%    5.20%    5.28%    5.10%     5.64%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                              PRUDENTIAL JENNISON
                                         --------------------------------------------------------------
                                                        YEAR ENDED
                                                       DECEMBER 31,                APRIL 25, 1995(d)(a)
                                         ----------------------------------------           TO
                                           1999       1998       1997      1996     DECEMBER 31, 1995
                                         ---------  ---------  --------  --------  --------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  23.91   $  17.73   $ 14.32   $ 12.55          $ 10.00
                                         --------   --------   -------   -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.05       0.04      0.04      0.02             0.02
Net realized and unrealized gains on
  investments..........................      9.88       6.56      4.48      1.78             2.54
                                         --------   --------   -------   -------          -------
    Total from investment operations...      9.93       6.60      4.52      1.80             2.56
                                         --------   --------   -------   -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.05)     (0.04)    (0.04)    (0.03)           (0.01)
Distributions from net realized
  gains................................     (1.40)     (0.38)    (1.07)       --               --
                                         --------   --------   -------   -------          -------
    Total distributions................     (1.45)     (0.42)    (1.11)    (0.03)           (0.01)
                                         --------   --------   -------   -------          -------
Net Asset Value, end of period.........  $  32.39   $  23.91   $ 17.73   $ 14.32          $ 12.55
                                         ========   ========   =======   =======          =======
TOTAL INVESTMENT RETURN:(b)............     41.76%     37.46%    31.71%    14.41%           24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................  $2,770.7   $1,198.7    $495.9    $226.5            $63.1
Ratios to average net assets:
  Expenses.............................      0.63%      0.63%     0.64%     0.66%            0.79%(c)
  Net investment income................      0.17%      0.20%     0.25%     0.20%            0.15%(c)
Portfolio turnover rate................        58%        54%       60%       46%              37%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of offering of investment operations.

FINANCIAL HIGHLIGHTS

The financial highlights will help you evaluate the financial performance of each Portfolio. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the FOUR YEARS ENDED DECEMBER 31, 1999 has been audited by PRICEWATERHOUSECOOPERS LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. THE INFORMATION FOR THE ONE YEAR ENDED DECEMBER 31, 1995 WAS AUDITED BY OTHER INDEPENDENT AUDITORS WHOSE REPORT WAS ALSO UNQUALIFIED.

                                                              STOCK INDEX
                                         -----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         -----------------------------------------------------
                                           1999       1998       1997       1996      1995(A)
                                         ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  37.74   $  30.22   $  23.74   $  19.96   $  14.96
                                         --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.44       0.42       0.43       0.40       0.40
Net realized and unrealized gains
  (losses) on investments..............      7.23       8.11       7.34       4.06       5.13
                                         --------   --------   --------   --------   --------
    Total from investment operations...      7.67       8.53       7.77       4.46       5.53
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.43)     (0.42)     (0.42)     (0.40)     (0.38)
Distributions from net realized
  gains................................     (0.53)     (0.59)     (0.87)     (0.28)     (0.15)
                                         --------   --------   --------   --------   --------
    Total distributions................     (0.96)     (1.01)     (1.29)     (0.68)     (0.53)
                                         --------   --------   --------   --------   --------
Net Asset Value, end of year...........  $  44.45   $  37.74   $  30.22   $  23.74   $  19.96
                                         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:(b)............     20.54%     28.42%     32.83%     22.57%     37.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................  $4,655.0   $3,548.1   $2,448.2   $1,581.4   $1,031.3
Ratios to average net assets:
  Expenses.............................      0.39%      0.37%      0.37%      0.40%      0.38%
  Net investment income................      1.09%      1.25%      1.55%      1.95%      2.27%
Portfolio turnover rate................         2%         3%         5%         1%         1%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                     (This page intentionally left blank.)

FOR MORE INFORMATION

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

ANNUAL REPORT

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

SEMI-ANNUAL REPORT

To obtain these documents or to ask any questions about the Fund:

       Call toll-free (800) 778-2255

       Write to The Prudential Series Fund, Inc., 751 BROAD STREET, NEWARK, NJ 07102-3777



You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090)

Via the Internet:

on the EDGAR Database at
http://www.sec.gov

SEC File No. 811-03623